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                                                                   EXHIBIT 10.14

                                PROGRAM AGREEMENT

      THIS PROGRAM AGREEMENT ("AGREEMENT") is dated as of November 11, 2004 ("COMMENCEMENT DATE") and entered into by and between GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, with offices at 17207 N. Perimeter Drive, Scottsdale, Arizona 85255 ("GE"), and O'CHARLEY'S INC., a Tennessee corporation, with offices at 3038 Sidco Drive, Nashville, Tennessee 37204 ("FRANCHISOR").

                                   WITNESSETH:

      WHEREAS, Franchisor will be engaging in the business of franchising the right to operate restaurants under the O'Charley's operating system (individually, a "RESTAURANT" and collectively, the "RESTAURANTS") to franchisees located within the continental United States of America ("FRANCHISEES"); and

      WHEREAS, GE and Franchisor desire to create a financing program for qualified Franchisees to fund (i) the acquisition, construction and installation of the land, building and equipment for new Restaurants and (ii) the acquisition of existing Restaurants from Franchisor; and

      WHEREAS, GE is engaged in the business of providing construction loans combined with permanent loans, and permanent loans (without construction loans) for newly constructed restaurants or existing restaurants.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GE and Franchisor, intending to be legally bound, hereby agree as follows:

1.    The Program.

      (a) Pursuant to the terms and conditions set forth in this Agreement, GE shall provide a financing program ("PROGRAM") in a maximum aggregate amount to be advanced of $75,000,000 to certain qualified Franchisees under which, among other things, GE will finance (i) the acquisition, construction and installation of the land, building and equipment for new Restaurants, or (ii) the acquisition from Franchisor of the land, building and equipment for existing Restaurants (collectively, "ELIGIBLE TRANSACTIONS"). GE may, in its sole judgment and discretion, finance transactions with Franchisees which financings shall not be a part of the Program and shall not be subject to the terms and provisions of this Agreement.

      (b) Subject to the terms and conditions set forth herein and on the schedule attached hereto as Exhibit A and incorporated herein by this reference, as such Exhibits may be amended from time to time by GE and Franchisor, GE shall make available financing (each a "PROGRAM FINANCING") to qualified Franchisees with respect to each Restaurant which is the subject of an Eligible Transaction in an amount equal to the lesser of (i) eighty percent (80%) of the total acquisition and construction costs relating to such Restaurant, or (ii) $2,500,000. Each Program Financing may consist of real estate loans and/or equipment loans and shall have the business terms described on Exhibit A attached hereto.

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2.    Approval Process.

      (a) GE will require the following with respect to applications for each Program Financing (any of which may be waived by GE in its sole discretion):

            (i) a fully completed Loan Application ("APPLICATION") in substantially the same form and substance as set forth in Exhibit B attached hereto, which Application shall set forth the location of the Restaurant(s) for which the Program Financing relates, and an election for the loan to accrue interest at either the fixed at closing rate or the variable rate with option to fix;

            (ii) with respect to any Eligible Transaction consisting of an acquisition of a Restaurant or the real estate relating thereto, a copy of the Purchase and Sale Agreement and Letter of Intent, together with a detailed breakdown of the acquisition costs;

            (iii) for each Restaurant, a three (3) year financial projection;

            (iv) for new Franchisees, an owner's background summary or resume;

            (v) for existing Franchisees, financial statements and tax returns for the last two (2) fiscal years preceding the submission of the Application for the Franchisee and for all affiliated restaurant and franchise companies;

            (vi) for each Restaurant for which a Program Financing is sought as well as any and all other entities or franchises either partially or fully owned by the applying Franchisee, (x) monthly financial statements for the twelve (12) months preceding the submission of the Application and (y) a summary of all of the Franchisee's debt and lease obligations;

            (vii) personal financial statements and the last two (2) years tax returns for each of the principals of the Franchisee who will be guarantors of the corresponding Program Financing; and

            (viii) such additional information as GE may reasonably request.

      The foregoing items (i) through (viii) shall hereinafter be referred to collectively as the "APPLICATION PACKAGE".

      (b) Upon submission of a completed Application Package to GE by a Franchisee, GE shall review the creditworthiness of each Franchisee and, if such Franchisee satisfies GE's criteria for Program Financing, in GE's sole discretion, GE shall forward the Application Package, GE's financial analysis and a "Program Agreement Addendum," the form of which is attached hereto as Exhibit C, to Franchisor for review by Franchisor. If Franchisor, in its sole discretion, then approves the Franchisee for Program Financing, Franchisor shall, within ten (10) business days after receipt by Franchisor of the Application Package from GE, forward to GE an executed copy of the Program Agreement Addendum. GE shall then provide Program Financing to such Franchisee upon the terms, provisions and conditions contained herein and, to the extent such terms, provisions and conditions are not set forth herein, as GE determines in GE's ordinary course of business. If Franchisor disapproves of a proposed Program Financing, GE shall be under no obligation to Franchisor or to the prospective Franchisee or any related Franchisee to

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further consider the proposed Program Financing or any additional proposed
Program Financing by such Franchisee or any related Franchisee.

      (c) GE will use its best efforts to complete its review of each completed Application Package within ten (10) business days after receipt thereof at GE's offices in Scottsdale, Arizona (Attn: Mike Record) or such other processing locations as GE designates. If GE rejects an Application Package, GE shall notify Franchisor within five (5) business days thereafter, and GE shall review with the Franchisee the reason(s) it did not qualify for the Program Financing. If GE rejects a proposed Program Financing, GE shall be under no obligation to Franchisor or to the prospective Franchisee or any related Franchisee to further consider the proposed Program Financing or any additional proposed Program Financing by such Franchisee or any related Franchisee. GE, in its sole discretion, may limit the maximum amount which may be advanced to a particular Franchisee and to such Franchisee's affiliates to $7,500,000 in total borrowings.

3. Program Financing Processing. GE will use reasonable efforts to fund the Program Financing within ten (10) business days after receipt by GE of all executed "FINANCING DOCUMENTS". The term "FINANCING DOCUMENTS" shall include the following:

      (a) a promissory note in the amount of the Program Financing executed by the Franchisee;

      (b) a loan agreement executed by the Franchisee with respect to any real estate loan which is the subject of the Program Financing;

      (c) a first priority deed of trust or mortgage executed by the Franchisee in the fee simple or leasehold interest in any real property being financed ("MORTGAGE");

      (d) a loan and security agreement executed by the Franchisee covering all furniture, fixtures, equipment and leasehold improvements which are located at or used in connection with the Restaurant which is the subject of the Program Financing and granting GE a first priority security interest with respect thereto ("SECURITY AGREEMENT");

      (e) an environmental indemnity agreement executed by the Franchisee in favor of GE with respect to any real property being financed;

      (f) a disbursement agreement executed by the Franchisee and the applicable title company with respect to the disbursement of the proceeds the real estate loan to fund construction costs;

      (g) Uniform Commercial Code financing statements and such other related documents, executed by the Franchisee if applicable, as GE may deem necessary or desirable to perfect its security interest in the property which is the subject of the Security Agreement and Mortgage, each in form and substance satisfactory to GE ("UCC FINANCING STATEMENTS");

      (h) personal guaranties executed by all individuals named as the Franchisee, or all principals of any entities named as the Franchisee (other than Franchisor), of all obligations owing to GE under the Program Financing ("GUARANTIES"); provided, however, store level managers owning less than 10% of the ownership interests in the Franchisee shall not be required to personally guarantee a Program

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            Financing if GE determines that the Franchisee and/or any guarantors of the Program Financing (other than Franchisor) have sufficient restaurant operating experience;

      (i) evidence reasonably acceptable to GE that GE has been named as an additional insured on all insurance policies maintained by the Franchisee or Franchisor, if applicable, on or covering any Restaurant for which the Program Financing is made;

      (j) a landlord's waiver or estoppel certificate if necessary, in form and substance satisfactory to GE, executed by the landlord of each Restaurant for which the Program Financing is made ("LANDLORD'S WAIVER");

      (k) satisfactory proof that title to the related land or property on which the Restaurant is located is owned by the Franchisee, or, if the property on which the Restaurant is to be located is leased, a copy of the executed lease between the landlord and Franchisee (which lease shall be in form and substance acceptable to GE and its outside counsel, including having a lease term equal to or exceeding the loan term);

      (l) satisfactory proof that Franchisor has entered or will be entering into a franchise agreement with Franchisee with respect to the Restaurant, which franchise agreement will have a term of at least 15 years with at least one option to renew;

      (m) a Program Agreement Addendum in the form attached hereto as Exhibit C, executed by Franchisor acknowledging the Restaurant's inclusion into the Program;

      (n) search results of all applicable recording offices, and releases or evidence acceptable to GE that appropriate releases will be provided, indicating that upon completion of the applicable Program Financing and filing of the UCC Financing Statements, GE will obtain a first priority security interest in all collateral described in the Security Agreement and Mortgage; and

      (o)   such additional information as GE shall reasonably request.

4.    Limited Guaranty.

      (a)   Defined terms:

            "DEBT SERVICE PAYMENTS" means all debt service payments due to GE with respect to each Defaulted Program Financing prior to the payment by Franchisor of the Ultimate Net Losses with respect to such Defaulted Program Financing.

            "DEFAULTED PROGRAM FINANCING" shall have the meaning given such term in Section 5 below.

            "NET REPURCHASE AMOUNT" shall mean, relative to a single Defaulted Program Financing, the sum of (x) the outstanding principal sum owed to GE under such Defaulted Program Financing ("Principal"), (y) the accrued and unpaid interest owed to

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      GE under the Defaulted Program Financing (including any interest accruing at a default rate of interest), and (z) all reasonable third-party costs and expenses incurred by GE as a result of such Defaulted Program Financing, including without limitation management expenses and attorneys' fees and expenses. To the extent that Franchisor makes Debt Service Payments to GE with respect to a single Defaulted Program Financing as contemplated and required by Sections 4(b) and 5(c), the "Net Repurchase Amount" shall not include the principal and interest paid by Franchisor.

            "ULTIMATE NET LOSS" shall mean, relative to a single Defaulted Program Financing, the Net Repurchase Amount in connection with such Defaulted Program Financing, minus any proceeds received by GE as a result of collection actions with respect to the Defaulted Program Financing, including any secured creditor sale and/or remarketing of the collateral for the Defaulted Program Financing and any net proceeds received by GE from any guarantor of the Defaulted Program Financing (other than Franchisor), which proceeds reduce the total amount due to GE in connection with such Defaulted Program Financing.

      (b) As consideration to GE for making Program Financings available to qualified Franchisees, but subject to the limitations set forth herein (including, without limitation, those set forth in Section 5), Franchisor hereby guaranties the payment to GE, within ten (10) business days after demand by GE, of (i) all Net Repurchase Amounts if the then sum of the original funded principal amount of all Program Financings funded by GE is less than $10,000,000.00, (ii) all Ultimate Net Losses suffered by GE in connection with all Program Financings for which Franchisor did not pay the applicable Net Repurchase Amount, and (iii) all Debt Service Payments. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Franchisor be responsible for paying any amounts due with respect to loans from GE (or its affiliates) to a Franchisee (or its affiliates) which are not part of the Program, notwithstanding that such loans may be cross-collateralized or cross-defaulted with loans which are part of the Program.

      (c) Notwithstanding anything to the contrary set forth herein, Franchisor's aggregate liability under this Agreement for Ultimate Net Losses and Debt Service Payments shall be limited to an amount equal to the lesser of the product of twenty percent (20%) multiplied by the aggregate funded principal amount of all Program Financings funded by GE and $15,000,000.00 ("MAXIMUM LIABILITY"); provided however, the Maximum Liability shall be reduced by an amount equal to the sum of (i) twenty percent (20%) of the funded principal amount of any Program Financing for which Franchisor has paid the applicable Net Repurchase Amount after the occurrence of a Default but before demand for payment of Debt Service Payments by GE or establishment by GE of an Ultimate Net Loss, (ii) the aggregate amount of Debt Service Payments paid by Franchisor pursuant to Section 5 below, (iii) the aggregate amount of Ultimate Net Losses on all Program Financings paid by Franchisor pursuant to Section 5 below, and
(iv) twenty percent (20%) of the funded principal amount of any Program Financing for which Franchisor no longer has any liability under this Agreement as contemplated by Section 4(d) below. The Maximum Liability shall not reduce with the amortization of any Program Financing. Furthermore, Franchisor's obligations under this Agreement to pay Net Repurchase Amounts shall not be subject to the Maximum Liability cap.

      (d) Notwithstanding anything to the contrary set forth herein, in the event that all of the following conditions are satisfied with respect to a particular Franchisee and provided no default by Franchisor shall have occurred and be continuing under this Agreement as of the

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Burn-Off Date (as hereinafter defined) corresponding to such Franchisee,
Franchisor shall no longer have any liability under this Agreement with respect to any Program Financing provided to such Franchisee if the Burn-Off Date corresponding to such Franchisee shall have passed:

            (i) Prior to the Burn-Off Date corresponding to such Franchisee, such Franchisee shall not have been in default with respect to any of its obligations to GE and no debt service payments shall have been made by Franchisor to GE with respect to such Franchisee (provided that the foregoing shall not include debt service payments made by such Franchisee from the proceeds of any working capital loan from Franchisor permitted under the Financing Documents); and

            (ii) Prior to the Burn-Off Date corresponding to such Franchisee, such Franchisee shall have been in full compliance with all fixed charge coverage ratio and effective funded debt to EBITDAR covenants set forth in its Financing Documents.

      As used herein, the term "Burn-Off Date" shall mean:

            (i) If the particular Franchisee has one Restaurant which is subject to Program Financing, the third anniversary of the opening of such Restaurant;

            (ii) If the particular Franchisee has two Restaurants which are subject to Program Financing, the later to occur of (x) the second anniversary of the opening of such Franchisee's second Restaurant, and (y) the third anniversary of the opening of such Franchisee's first Restaurant; and

            (iii) If the Franchisee has three Restaurants which are subject to Program Financing, the later to occur of (x) the eighteen month anniversary of the opening of such Franchisee's third Restaurant, and (y) the third anniversary of the opening of such Franchisee's first Restaurant.

      (e) The provisions of this Section 4 shall survive the expiration or earlier termination of this Agreement.

5.    Procedure with Respect to Defaulted Program Financings.

      (a)   Defined terms:

            "DEFAULT" shall mean the occurrence of a default by a Franchisee under, or a failure by the Franchisee to comply with, any of the terms and provisions of the Franchisee's Financing Documents; provided, however, that a default by a Franchisee under such Franchisee's Financing Documents which results solely because of a default with respect to documents or agreements between such Franchisee (or its affiliates) and GE (or its affiliates) relating to a loan which is not part of the Program, shall not be a "Default" for purposes of this Agreement;

            "DEFAULTED PROGRAM FINANCING" shall mean any Program Financing for which a Default has occurred and either (x) such default remains uncured beyond the expiration of any Standstill Period or (y) Franchisor has waived its right to cure such default and have consented in writing to acceleration of such Program Financing or the taking by GE of other collection actions under such Program Financing; and

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            "STANDSTILL PERIOD" shall mean, as to a particular Program
      Financing, a thirty (30) day period commencing upon the giving of notice to Franchisor by GE that a Default has occurred under the Financing Documents for such Program Financing, provided that there shall be no Standstill Period if a Default has occurred under such Program Financing during the six (6) month period prior to the occurrence of such Default.

      (b) Upon the occurrence of a Default, GE shall notify Franchisor of such Default and a Standstill Period shall commence unless another Default by the applicable Franchisee has occurred during the prior six (6) month period. GE will not accelerate or take any other collection action against a defaulting Franchisee as a result of a Default prior to the expiration of any applicable Standstill Period unless Franchisor in writing consents to the taking of such action. Franchisor shall have the right, but not the obligation, to cure the Default on the Franchisee's behalf prior to the expiration of the Standstill Period (without reduction of Franchisor's liability hereunder) or to repurchase from GE the Program Financing for which the Default has occurred for an amount which would be equal to the Net Repurchase Amount for such Program Financing.

      (c) In the event that, prior to the expiration of the applicable Standstill Period, Franchisor does not cure any Default or repurchase from GE the Program Financing for which the Default has occurred, such Program Financing shall automatically and without further action constitute a Defaulted Program Financing, and GE shall have the right, in its sole discretion, to: (i) demand payment by Franchisor to GE of the Net Repurchase Amount due with respect to such Defaulted Program Financing if the then sum of the original funded principal amount of all Program Financings funded by GE is less than $10,000,000; (ii) demand payment by Franchisor to GE of the Debt Service Payments due with respect to such Defaulted Program Financing (subject to Franchisor's outstanding contingent liability under the Program); (iii) commence collection actions against the defaulting Franchisee in order to establish an Ultimate Net Loss; or (iv) enter into alternative arrangements with the defaulting Franchisee, which may be in the form of interest only payments, extension of payment dates, or other payment modifications determined by GE in its sole discretion. No delay by GE in making an election under the preceding sentence shall constitute a waiver of its rights hereunder. In the event that GE has the right to demand payment of the Net Repurchase Amount due with respect to a Defaulted Program Financing and does so demand such payment, Franchisor shall pay such Net Repurchase Amount to GE, in immediately available funds, within ten
(10) business days after demand. In the event that GE demands payment of the Debt Service Payments due with respect to a Defaulted Program Financing, (i) Franchisor shall pay all such outstanding Debt Service Payments to GE, in immediately available funds, within ten (10) business days after demand, and
(ii) thereafter on a going forward basis until Franchisor has paid the Ultimate Net Loss with respect to such Defaulted Program Financing, Franchisor shall pay such Debt Service Payments on a monthly basis (to the extent they have not been paid by the applicable Franchisee) in immediately available funds, within ten
(10) business days after the date when due under the applicable Financing Documents without GE being required to first make demand therefor (provided that GE shall notify Franchisor to the extent such Debt Service Payments have been made by the Franchisee and shall refund such Debt Service Payments to Franchisor to the extent GE has received duplicate payments from Franchisee and Franchisor). In the event that GE elects either to establish an Ultimate Net Loss or to enter into alternative arrangements with the defaulting Franchisee, Franchisor shall not be released from its obligations hereunder, and within ten
(10) business days after demand therefor by GE, Franchisor shall pay to GE the Net Repurchase Amount (if otherwise required to do so under this Agreement), the outstanding Debt Service Payments (and the going forward Debt Service Payments as contemplated by the preceding sentence) or Ultimate Net Loss, as

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applicable, in connection with such Defaulted Program Financing. No Ultimate Net
Loss shall be established with respect to a Defaulted Program Financing for which Franchisor has paid GE the Net Repurchase Amount.

      (d) Upon establishment of an Ultimate Net Loss with respect to a Defaulted Program Financing, GE shall notify Franchisor of the amount of such Ultimate Net Loss, and Franchisor shall, within ten (10) business days after such notice, pay such amount to GE in immediately available funds. In the event that GE has been unable to establish an Ultimate Net Loss within eighteen (18) months after the notice of Default with respect to a Defaulted Program Financing and such inability is not the result of either a bankruptcy proceeding involving the applicable Franchisor or an environmental condition affecting the collateral, the Ultimate Net Loss for such Defaulted Program Financing shall be equal to Zero Dollars ($0.00). To the extent that the Ultimate Net Loss established with respect to a Defaulted Program Financing is less than the amount of Debt Service Payments made by Franchisor with respect to such Defaulted Program Financing (and not refunded to Franchisor as contemplated by Section 5(c)), then GE shall refund the difference to Franchisor within ten (10) business days after establishment of such Ultimate Net Loss.

      (e) GE shall use its customary collection practices to collect amounts due under Defaulted Program Financings, including any accelerated balance due thereunder, to the same degree as if exercising remedies under defaulted loans which are not part of the Program, including commencing legal proceedings, accepting partial payments where appropriate, or extending or rewriting the Program Financing, and, in each instant, consistent with good business judgment.

      (f) Franchisor agrees to reasonably cooperate with GE in connection with GE's collection efforts, including, without limitation (i) if Franchisor deems it appropriate in its sole judgment, Franchisor shall have the right to assume the operation of the Restaurant(s) of the defaulting Franchisee and the defaulting Franchisee's obligations to GE, (ii) if Franchisor deems it appropriate in its sole judgment, Franchisor may obtain a qualified replacement franchisee acceptable to GE to assume the Defaulted Program Financing and pay all arrears (notwithstanding any assumed Program Financing, Franchisor shall not be relieved of its obligations to make any payments hereunder with respect to such assumed Program Financing if a replacement Franchisee subsequently defaults with respect to the Program Financing), and (iii) if any of the Restaurants are acquired by GE from a defaulting Franchisee, whether by foreclosure or deed in lieu of foreclosure, to assist GE in the remarketing of the Restaurants to the next available Franchisee acceptable to GE and Franchisor.

      (g) Upon the payment by Franchisor to GE of the full Net Repurchase Amount under a Program Financing for which a Default has occurred, GE shall, if requested by Franchisor, assign to Franchisor GE's interest in the Financing Documents relating to such Program Financing. In addition to such assignment, GE shall, with respect to any personalty involved in such assignment, deliver assignments to Franchisor of any UCC financing statements in which GE is identified as the secured party. If Franchisor elects to have a Defaulted Program Financing for which it has paid the Net Repurchase Amount assigned to it (whether at the time the Program Financing becomes a Defaulted Program Financing or thereafter) and prior thereto, GE has commenced an action against the Franchisee, so long as no claims have been asserted against GE in such action, GE and Franchisor, as appropriate, shall amend the pleadings to substitute Franchisor for GE and continue the action with counsel of Franchisor's choosing.

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Notwithstanding the change of counsel, if a claim has been made against GE in such action, GE may continue to designate counsel to represent its interest in such action at GE's sole expense.

6. Program Administration. GE and Franchisor shall each designate at its principal executive offices a "PROGRAM ADMINISTRATOR" and a "PROGRAM RELATIONSHIP MANAGER" to administer and implement the Program. The primary responsibilities of the Program Administrators shall be to assist in the timely processing of Application Packages and to communicate with each other in order to facilitate the resolution of underwriting and closing issues as the same may arise. The primary responsibilities of the Program Relationship Managers shall be to (i) facilitate the implementation of the Program in coordination with the Program Administrators, (ii) develop marketing strategies to solicit indentified Franchisees who are eligible for the Program, and (iii) to facilitate communications between the parties regarding Program issues and the resolutions thereof. The parties shall each provide the other with the name and telephone number of the Program Administrator and the Program Coordinator. The Program Coordinators and Program Relationship Managers shall be available to assist with the administration and implementation of the Program.

7. Independent Contractor Relationship. Neither Franchisor nor GE, nor any officer, director, employee or other personnel of any of them, are agents of the other. It is the intention of Franchisor and GE that the relationship of Franchisor and GE to each other shall be that of an independent contractor. Neither Franchisor nor GE nor any officer, director, employee or other person associated with either of them shall use the name of the other party except in connection with the Program or represent by his or her conduct or otherwise that he or she is an agent or employee of the other party or authorized to speak for or on behalf of the other party unless such action has previously been authorized in writing by such party.

8.    Representations, Warranties and Covenants.

      (a) To induce GE to enter into this Agreement and provide financing to Franchisees pursuant to the Program, Franchisor represents and warrants to, and agrees and covenants with GE, knowing and intending that GE rely thereon, as follows:

            (i) Franchisor is a corporation duly authorized, validly existing and in good standing under and pursuant to the laws of the State of Tennessee. Franchisor is duly qualified and authorized to conduct business and is in good standing as a foreign corporation in all jurisdictions where such qualification is necessary. Franchisor has all requisite power and authority to own its properties, carry on its business as now being or as proposed to be conducted, execute and deliver this Agreement and perform all its obligations under this Agreement and under each document and instrument executed and delivered by it pursuant hereto.

            (ii) Franchisor has the full corporate power, authority and legal right to enter into, and has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and all other documents and instruments otherwise required or contemplated hereunder and thereunder and for the consummation of all transactions herein contemplated. The execution of this Agreement and all such other documents and instruments and the performance by Franchisor of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action on the part of Franchisor and do not and will not (i) violate or conflict with any provision of the charter or by-laws of Franchisor, (ii) conflict with, result in a breach of, constitute a default of accelerate any payment pursuant, to the provisions of any instrument, document or agreement to which Franchisor is a party or by which any of its

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properties are bound, or (iii) violate any law, rule or regulation applicable to
Franchisor or any order, writ, injunction or decree of any court, governmental authority or arbitrator applicable to Franchisor.

            (iii) No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or performance of this Agreement by Franchisor or the validity or enforceability hereof or any other document or instrument required or contemplated hereby. There is no claim, action, litigation, proceeding before any court, governmental body or agency pending or, to the best of Franchisor's knowledge, threatened, against Franchisor which would materially adversely affect Franchisor's obligations.

            (iv) This Agreement constitutes the legal, valid and binding obligation of Franchisor, fully enforceable against Franchisor in accordance with its terms.

            (v) Franchisor hereby covenants and agrees that, so long as there is any outstanding Program Financing under this Agreement, Franchisor shall immediately notify GE of the institution of any litigation that, if adversely determined, could materially adversely affect Franchisor's obligations hereunder.

      (b) To induce Franchisor to enter into this Agreement and to encourage its Franchisees to obtain financing pursuant to the Program, GE represents and warrants to, and agrees and covenants with Franchisor, knowing and intending that Franchisor rely thereon, as follows:

            (i) GE is a corporation duly organized, validly existing and in good standing under and pursuant to the laws of the State of Delaware. GE is duly qualified and authorized to conduct business and is in good standing as a foreign corporation in all jurisdictions where such qualification is necessary. GE has all requisite power and authority to own its properties, carry on its business as now being or as proposed to be conducted, execute and deliver this Agreement and perform all its obligations under this Agreement and under each document and instrument executed and delivered by it pursuant hereto.

            (ii) GE has the full corporate power, authority and legal right to enter into, and has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and all other documents and instruments otherwise required and contemplated hereunder and thereunder and for the consummation of all transactions herein contemplated. The execution of this Agreement and all such other documents and instruments and the performance by GE of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action of the part of GE and do not and will not (i) violate or conflict with any provision or the charter or by-laws of GE, (ii) conflict with, result in the breach of, constitute a default or accelerate any payment pursuant to the provisions of any instrument, document or agreement to which GE is a party or by which any of its properties are bound or (iii) violate any law, rule or regulation applicable to GE or any order, writ, injunction or decree of any court, governmental authority or arbitrator applicable to GE.

            (iii) No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or performance of this Agreement by GE or the validity or enforceability hereof or any other document or instrument required or contemplated hereby. There is no claim, action, litigation, proceeding before any court, governmental body or agency pending or, to the best of GE's knowledge, threatened, against GE which would materially adversely affect GE's obligations.

            (iv) This Agreement constitutes the legal, valid and binding obligation of GE, fully enforceable against GE in accordance with its terms.

9. Notices of Franchisee Defaults. Franchisor hereby covenants and agrees that Franchisor shall notify GE of a default under the franchise agreement relating to any Restaurant in the Program within 30 days of such default; provided that Franchisor shall not be obligated to notify GE of any defaults that have been cured before such 30 day period expires or any non-monetary defaults of which Franchisor does not have actual knowledge.

10. Damages Limitation. In no event shall GE or Franchisor be liable to the other under this Agreement or any other documents executed in connection herewith, or otherwise, for any lost profits or any special, indirect, incidental, punitive, exemplary or consequential damages for any reason whatsoever. Except as provided above, nothing contained herein is intended to limit any party's right to recover damages from the other for breach of this Agreement to any extent permitted by applicable law.

11. Term of Agreement; Termination. This Agreement shall terminate on May 31, 2006, unless GE and Franchisor mutually agree to extend such date (such date, as may be extended, being hereinafter referred to as the "Outside Date"). Notwithstanding the foregoing, (a) each of the parties shall have the right to terminate this Agreement prior to the Outside Date upon 90 days prior written notice to the other, and (b) GE shall have the right to terminate this Agreement prior to the Outside Date upon 30 days prior written notice to Franchisor if there has been a material adverse change in the financial condition of Franchisor from the financial condition of Franchisor on the Commencement Date. Franchisor understands and acknowledges that any Application Packages received by GE on or after the date of termination shall not be subject to this Agreement and shall be subject to GE's standard underwriting guidelines and business terms as GE determines in GE's sole discretion. Notwithstanding the termination of this Agreement, the applicable provisions of this Agreement shall remain in full force and effect with respect to (x) any outstanding Program Financing, (y) Franchisor's obligation to make payments to, or purchases from, GE pursuant to the terms of this Agreement, and (z) any obligations of GE or Franchisor with respect any Program Financing entered into with a Franchisee prior to the termination of this Agreement.

12.   Notices.

      Any notice required under this Agreement shall be deemed sufficient if sent by (a) the United States mail, registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth at the beginning of this Agreement or to such other address as directed by the parties during the term of this Agreement, or (b) personal delivery, or (c) nationally recognized overnight courier. Any such notice shall be deemed to have been given if sent by mail, on the third business day after the day duly deposited in the mail, or in the case of personal delivery, on the day actually received or in the case of overnight courier, on the day after duly delivered to the courier. All notices shall be sent to the addresses and to the attention of the person set forth below, or to such other address as either party may notify to the other in writing from time to time:

      As to GE:         GE CAPITAL FRANCHISE FINANCE CORPORATION
                        17207 N. Perimeter Drive
                        Scottsdale, AZ 85255
                        Attention: Mike Record

      As to Franchisor: O'CHARLEY'S INC.
                        3038 Sidco Drive
                        Nashville, TN 37204
                        Attention: Zeb Hastings

13. Assignment. Neither party may assign or transfer, or attempt to assign or transfer, all or any part of this Agreement except in connection with the sale of all or a substantial part of the assets of the assigning party, in which sale the assignee agrees to assume all of the obligations of the assignor, provided that, notwithstanding any such arrangement and assignment and assumption, the party assigning shall continue to be liable to the same extent as if such assignment had not occurred. Notwithstanding the foregoing, GE may assign its rights under the Financing Documents and grant a security interest therein or in the Restaurants and/or the improvements in connection with any Program Financing. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

14. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such matter. Neither GE nor Franchisor shall be bound by, nor shall they be deemed to have made, any representation, warranty or covenant, except as contained herein. Any amendment or modification of this Agreement must be in writing and signed by both parties hereto.

15. Governing Law and Waiver of Trial by Jury. This Agreement shall be deemed fully executed and performed in the State of Arizona and shall be governed by and construed and enforced in accordance with the laws of the State of Arizona, without giving effect to the conflicts of law principles thereof. TO THE EXTENT PERMITTED BY LAW, THE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION HEREUNDER.

16. Broker or Finder. GE and Franchisor represent to each other that no person or persons assisted in or brought about the negotiation and execution of this Agreement in the capacity of broker, agent or finder and that no broker, agent or finder has acted on its behalf in connection with the transactions contemplated hereunder.

17. Confidentiality. During the existence of this Agreement and for a period of three years thereafter, GE and Franchisor shall treat as confidential the terms, conditions and provisions of this Agreement, the name of each Franchisee and the financial information of each Franchisee whether or not GE enters into a Program Financing with such Franchisee, the financial terms of the Program Financing, and such other information as designated by GE or Franchisor as confidential, and GE and Franchisor shall not use such information except in connection with the purposes of this Agreement.

18. No Third Party Beneficiaries. This Agreement is entered into solely for the benefit of GE and Franchisor and their respective successors and permitted assigns and no other person, firm, entity or corporation (including, without limitation, any Franchisee) shall have any right, benefit or interest under or because of the existence of this Agreement.

19. Indemnification. Each of Franchisor and GE agrees to indemnify and hold harmless the other and their respective affiliates, parent, subsidiaries, employees, officers, directors, agents, representatives, attorneys and consultants and their respective successors and assigns (each an "Idemnified Party") from and against any and all claims, losses, liabilities, demands and expenses whatsoever incurred by an Indemnified Party (including, without limitation, reasonable attorney's fees and costs) arising out of, or as a result of (a) the breach of any representation, warranty or covenant made by Franchisor or GE, as the case may be, hereunder, (b) any material misrepresentation and/or false or misleading statement made by Franchisor or GE, or their respective agents or employees, as the case may be, to Franchisees with respect to the Program or any Program Financing or in connection with obtaining and delivering Application Packages or the execution of any Financing Document, or (c) the violation by Franchisor or GE, as the case may be, of any federal or state law, rule or regulation, including, in the case of Franchisor, any law, rule or regulation regarding franchising which affects GE's ability to enforce the Financing Documents. The indemnity obligations under this Agreement or any document executed in connection herewith shall survive the termination of this Agreement. In addition, payment of any loss under this Section shall not relieve Franchisor of its other obligations under this Agreement, including, without limitation, pursuant to Section 5 hereof.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.

WINTESS/ATTEST:                     GE CAPITAL FRANCHISE FINANCE
                                    CORPORATION, a Delaware corporation

_____________________               By: /s/ Mike Record                 (SEAL)
                                        --------------------------------
                                        Name: Mike Record
                                              --------------------------
                                        Title: Sr. Vice President
                                               -------------------------

                                    O'CHARLEY'S INC., a Tennessee corporation

_____________________               By: /s/ Gregory L. Burns            (SEAL)
                                        --------------------------------
                                        Name: Gregory L. Burns
                                              --------------------------
                                        Title: Chairman and Chief
                                               Executive Officer
                                               -------------------------

                                    EXHIBIT A

                    GE CAPITAL RESTAURANT PROGRAM TERM SHEET

We are pleased to submit the following financing proposal. THIS PROPOSAL IS SUBJECT TO REVIEW AND APPROVAL BY GE CAPITAL FRANCHISE FINANCE CORPORATION ("GE CAPITAL"). FINAL TERMS AND CONDITIONS WILL BE SUBJECT TO MUTUALLY SATISFACTORY DOCUMENTATION.

GE Capital may provide qualified franchisees of O'Charley's Inc. ("OCI") with a Financing Program ("Program") on the following terms and conditions:

LOAN PURPOSE:     To provide loans to eligible franchisees to fund (i) the
                  acquisition, construction and installation of the land, building and equipment of new OCI restaurant facilities or
                  (ii) the acquisition from OCI of existing restaurant facilities, for the following franchise brand:

                        -     O'Charley's

                  Eligible Program loans will include construction loans combined with permanent loans, and permanent loans (without construction loans) for newly constructed restaurants or existing restaurants acquired from OCI.

ELIGIBILITY:      To qualify for the Program, franchisees must meet the
                  following criteria:

                  - Approved franchisee applicant or existing franchisee as confirmed by OCI

                  -     Franchisee in good standing with OCI as confirmed by OCI

                  -     Current with all advertising/supplier co-ops

                  -     No bankruptcies

                  -     Satisfactory personal and corporate credit rating

                  - Financial requirements, as outlined in Program summary sheet, are achieved.

                  -     Franchise Agreement term equal to or exceeding loan term

                  -     Lease term equal to or exceeding loan term

                  -     OCI approved cost breakdown submitted for each request

                  -     Proforma income statement provided for each new store.

COVENANTS:        CORPORATE FIXED CHARGE COVERAGE RATIO

                  For the twelve month period immediately preceding the second anniversary of a restaurant opening, a borrower and its affiliates must meet a minimum of a 1.15X FCCR on a consolidated basis. For the twelve month period immediately preceding the third anniversary of a restaurant opening and for each twelve month period thereafter, a borrower and its affiliates must meet a minimum of a 1.20X FCCR on a consolidated basis. If the applicable FCCR is not met on or after the third year, the borrower must pay down the loan balances to an amount that would meet the FCCR requirement for the prior year. The FCCR calculations will exclude any O'Charley's restaurant that has been open for less than two years. All FCCR calculations will be done on a post-compensation/distribution basis.

                  EFFECTIVE FUNDED DEBT TO EBITDAR RATIO

                  For the twelve month period ending on the second anniversary of a restaurant opening, a borrower and its affiliates must maintain, on a consolidated basis, an Effective Funded Debt to EBITDAR ratio not to exceed 8:1. For the twelve month period ending on the third anniversary of a restaurant opening, a borrower and its affiliates must maintain, on a consolidated basis, an Effective Funded Debt to EBITDAR ratio not to exceed 7:1. For the twelve month period ending on the fourth anniversary of a restaurant opening, and for each twelve month period thereafter, a borrower and its affiliates must maintain, on a consolidated basis, an Effective Funded Debt to EBITDAR ratio not to exceed 6.5:1.

                  "Effective Funded Debt" means (a) senior debt plus (b) operating lease expense divided by .11.

PROGRAM SIZE:     Not to exceed $75,000,000

LOAN ADVANCE:     GE Capital will advance 80% of the total eligible Program
                  costs, up to $2,500,000 per location. Loans will be funded in draws subsequent to OCI's approval of the eligible loan amount and subject to satisfactory documentation.

INTEREST RATE:    A borrower will have the option to choose a Variable Rate with an Option to Fix or a Fixed Rate to be determined at the time the loan closes. A borrower must make this choice at the time the loan application is submitted to GE Capital. The rates will be determined as follows:

                  REAL ESTATE LOANS:

                  Fixed At Closing: 335 basis points over the Ten (10) Year U.S. Dollar Interest Rate Swap.

                  Variable with the Option to Fix: 350 basis points over the 30 Day LIBOR rate with the option to fix at 335 basis points over the Ten (10) Year U.S. Dollar Interest Rate Swap.

                  EQUIPMENT LOANS:

                  Fixed At Closing: 335 basis points over the Five (5) Year U.S. Dollar Interest Rate Swap.

                  Variable with the Option to Fix: 350 basis points over the 30 Day LIBOR rate with the option to fix at 335 basis points over the Five (5) Year U.S. Dollar Interest Rate Swap.

TERM:             REAL ESTATE LOANS: Fifteen (15) years, fully amortizing

                  EQUIPMENT LOANS: Seven (7) years, fully amortizing

REPAYMENT:        Level monthly debt service payments of principal and interest in arrears. Payments for Variable Rate loans will be adjusted every twelve (12) months based on remaining outstanding principal, remaining loan term, and the then current Variable rate.

PREPAYMENT:       Prepayment of the loans in full will be allowed with the
                  payment, if applicable, of fees and breakage costs as described below. Except as set forth below, no partial prepayments will be allowed. A borrower must provide GE
                  Capital thirty (30) days prior written notice of the date of prepayment:

                  REAL ESTATE LOANS:

Number of Months                          Applicable Percentage
Remaining In Term                           Of Amount Prepaid
-----------------                         ---------------------
  180-169                                         3.0%
  168-157                                         2.0%
  156-145                                         1.0%
  Thereafter                                      0.0%

                  EQUIPMENT LOANS:

Number of Months                       Applicable Percentage
Remaining In Term                        Of Amount Prepaid
-----------------                      ---------------------
  84 - 73                                       3.0%
  72 - 61                                       2.0%
  60 - 49                                       1.0%
  Thereafter                                    0.0%

                  In addition to the above prepayment fees and in the event the Fixed At Closing rate is in effect, or the Variable Rate is converted to a Fixed rate, A borrower may be subject to a breakage fee to offset any adverse impact to GE Capital of any decline in interest rates.

                  A borrower may make a partial prepayment, and will not be subject to any prepayment or breakage fees, if such prepayment is made in order to bring the borrower into compliance with the applicable FCCR requirement.

FEES:             REAL ESTATE LOANS:      1.0% of the loan balance for each
                                          transaction

                  EQUIPMENT LOANS:        1.0% of the loan balance for each
                                          transaction

DOCUMENTATION:    OCI and GE Capital will mutually agree on documentation to be used for the Program. OCI will execute a Program Agreement
                  Addendum for each Program loan for the purpose of approving the subject loan's inclusion in the Program.

SECURITY:         A first deed of trust or mortgage in the fee simple or
                  leasehold interest in any real property being financed and a first security interest in the equipment being financed. A borrower will be required to sign the following documents:
                  Deed of Trust/Mortgage, Assignment of Rents and Leases, promissory notes, security agreements, personal guarantees and UCC-1 financing statements.

PERSONAL
GUARANTEE:        All principals of a borrower will personally guarantee each loan to such borrower; provided, however, store level managers owning less than 10% of the ownership interests in the borrower shall not be required to personally guarantee a loan if GE Capital determines that the borrower and/or any guarantors of the loan (other than OCI) have sufficient restaurant operating experience.

RECOURSE:         In consideration for GE Capital providing the Program, (i) OCI shall provide an Ultimate Net Loss guarantee to GE Capital in an amount equal to the lesser of twenty percent (20%) of the sum of the original funded principal balances of all Program loans and fifteen million dollars ($15,000,000), and (ii) OCI shall purchase defaulted Program loans from GE Capital, as contemplated below, if the then sum of the original funded principal balances of all Program loans is less than $10,000,000. For each defaulted loan, "Ultimate Net Loss" is defined as the sum of the outstanding loan principal, accrued interest at the default rate and any third party expenses associated with GE Capital's handling of the subject defaulted loan, less all net proceeds received from the remarketing of the collateral and all net proceeds received from any guarantor other than OCI. To the extent that OCI makes any debt service payments with respect to a defaulted loan as contemplated by the next paragraph, the outstanding loan principal and accrued interest shall not include the principal and interest paid by OCI. OCI's liability under the Program will not reduce with the amortization of loans under the Program.

                  GE Capital shall give OCI written notice of default by any franchisee covered by a Program Agreement Addendum. In the event that a Program loan shall have continued in default for thirty (30) days after notice to OCI, GE Capital shall have the right, but not the obligation, to demand: (i) if the then sum of the original funded principal balances of all Program loans is less than $10,000,000, that OCI purchase such defaulted loan from GE Capital by paying GE Capital an amount equal to the sum of the outstanding loan principal and accrued interest at the default rate on such defaulted loan; or (ii) that OCI pay GE Capital all outstanding debt service payments due with respect to such defaulted loan and all future debt service payments as and when due under the loan documents until such time as the Ultimate Net Loss has been established, up to an amount equal to OCI's then outstanding contingent liability under its Ultimate Net Loss guarantee. In lieu of accelerating a defaulted loan and requesting OCI to purchase such loan (if the then sum of the original funded principal balances of all Program loans is less than $10,000,000) or make such debt service payments, GE Capital may elect to extend alternative arrangements (e.g. interest only payments or extended terms) to the defaulted franchisee. Provided, however, by extending an alternative arrangement, GE Capital will not release OCI from its obligations under the Program. If the subject loan remains in default GE Capital will retain its right to request OCI to: (i) purchase the subject loan if the then sum of the original funded principal balances of all Program loans is less than $10,000,000; or (ii) pay such debt service payments to the extent OCI still has outstanding contingent liability under its Ultimate Net Loss guarantee. OCI shall have the right to purchase from GE any Program loan that goes into default by paying GE an amount equal to the sum of the outstanding loan principal and accrued interest at the default rate on such defaulted loan.

                  GE Capital will be responsible for the establishment of the Ultimate Net Loss on a defaulted Program loan, provided that no Ultimate Net Loss will be established with respect to a defaulted Program loan which is purchased by OCI from GE Capital. GE Capital will notify OCI when the Ultimate Net Loss is established. To the extent that OCI still has outstanding contingent liability under its Ultimate Net Loss guarantee, OCI will pay GE Capital the Ultimate Net Loss. If the amount previously paid by OCI to GE Capital on the defaulted account exceeds the Ultimate Net Loss or exceeds the remaining amount of OCI's contingent liability under its Ultimate Net Loss guarantee, GE Capital will reimburse such difference to OCI.

                  If GE Capital has been unable to establish an Ultimate Net Loss on a defaulted Program loan within 18 months of notice of default and such inability is not the result of either a bankruptcy proceeding involving the applicable borrower or an environmental condition affecting the collateral, the Ultimate Net Loss will be deemed to be $0 and GE Capital will return to OCI any funds which it had previously paid to GE Capital because of the default of the subject loan (provided that this sentence shall not apply with respect to a defaulted Program loan which is purchased by OCI from GE Capital).

                  OCI's contingent liability under its Ultimate Net Loss guarantee will be reduced by (i) the aggregate amount of debt service payments and Ultimate Net Losses paid by OCI to GE Capital, (ii) 20% of the funded principal amount of any defaulted Program loan for which OCI has paid GE an amount equal to the sum of the outstanding loan principal and accrued interest at the default rate on such defaulted loan, and (iii) 20% of the funded principal amount of any Program loan which has been removed from the pool as contemplated by the next paragraph. OCI's requirement to pay GE Capital debt service payments on defaulted Program loans and to pay GE Capital the Ultimate Net Loss on defaulted Program loans will be limited to the amount of OCI's contingent liability outstanding under its Ultimate Net Loss guarantee at the time of GE Capital's request for such payments. OCI's requirement to purchase defaulted Program loans from GE Capital (if the then sum of the original funded principal balances of all Program loans is less than $10,000,000) shall not be subject to the contingent liability cap for the Ultimate Net Loss guarantee.

                  If a borrower has one store in the Program, the corresponding Program loan will be removed from the pool and OCI will not have any liability with respect to such loan when the third anniversary of the store opening occurs. If a borrower has two stores in the Program, the corresponding Program loans will be removed from the pool and OCI will not have any liability with respect to such loans as of the later to occur of (i) the second anniversary of the opening of the second store or (ii) the third anniversary of the opening of the first store. If a borrower has three stores in the Program, the corresponding Program loans will be removed from the pool and OCI will not have any liability with respect to such loans as of the later to occur of (i) the 18 month anniversary of the opening of the third store or (ii) the third anniversary of the opening of the first store. In each case, removal of a Program loan from the pool and OCI's release of liability with respect to such Program loan shall be subject to satisfaction of the following conditions:

                        - During the time that the particular borrower has had loans the pool, such borrower shall not have been in default with respect to any of its obligations to GE Capital and no debt service payments shall have been made by OCI to GE Capital with respect to such borrower's loans (provided that the foregoing shall not include debt service payments made by such borrower from the proceeds of any working capital loan from OCI permitted under the Program).

                        - During the time that the particular borrower has had loans the pool, such borrower shall have been in compliance with the FCCR and Effective Funded Debt to EBITDAR covenants.

MAXIMUM
BORROWINGS:       GE Capital will have the option of limiting a borrower's or borrowing group's exposure under the Program to (i) $2,500,000 per location and (ii) $7,500,000 in total borrowings.

FRANCHISEE
DEFAULTS:         OCI will notify GE Capital of a default under the franchise agreement relating to any restaurant in the Program within 30 days of the default; provided that OCI shall not be obligated to notify GE Capital of any defaults that have been cured before such 30 day period expires or any non-monetary defaults of which OCI does not have actual knowledge. The borrower will consent to such notification and any default under the franchise agreement which is not cured within the applicable grace period (if any) will be an event of default under the corresponding Program loan.

PROGRAM
TERMINATION:      Either OCI or GE Capital, subject to 90 days prior written notice, can terminate the Program with respect to loans not yet committed to by GE Capital. Also, if there has been a material adverse change in the financial condition of OCI from the financial condition of OCI on the commencement date of the Program, GE Capital can terminate the Program with respect to loans not yet committed to by GE Capital on 30 days prior written notice. Regardless of any termination, OCI's guarantee will remain in place as to all committed or originated loans until such time as those loans are paid in full. If the Program is not otherwise terminated, the Program shall terminate on May 31, 2006 at which time the Program may be extended or a new Program may be established upon the consent of OCI and GE Capital. All loans will be subject to approval at GE Capital's sole discretion.

                              PROGRAM SUMMARY SHEET

Financed amount:              Maximum of 80% of acceptable costs

Personal Guarantee            Personal Guarantee of all principals of a
                              borrower; provided, however, store level managers owning less than 10% of the ownership interests in the borrower shall not be required to personally guarantee a loan if GE Capital determines that the borrower and/or any guarantors of the loan (other than OCI) have sufficient restaurant operating experience.

O'Charley's UNL Guarantee:    The lesser of 20% of the original balance of the
                              sum of all Program loans and $15,000,000.

Real Estate Loan:             Fully amortizing over 15 years

Equipment Loan:               Fully amortizing over 7 years.

Franchise Agreement:          15 years with at least one option to renew

O'Charley's (or 3rd           GE will take a leasehold mortgage, subject to
party) owns land:             acceptable review of the Lease Agreement by GE
                              Capital outside counsel, and if applicable, receipt of a satisfactory estoppel certificate from the 3rd party.

Franchisee Leases             GE will require a satisfactory landlord's waiver
the premises:                 from the landlord.

FCCR: 1.15X 2nd year and 1.20X ongoing from and after 3rd year. Tested on a trailing twelve month basis.

Additional Covenant:          Effective Funded Debt to EBIDTAR ratio of less
                              than 8:1 2nd year, 7:1 3rd year and 6.5:1 ongoing from and after 4th year. Tested on a trailing twelve month basis.

Other Debt & Payments:        Shareholder, Mezzanine and OCI debt to be deeply
                              subordinated to GE Capital. OCI debt can be secured by lien which is deeply subordinated to GE
                              Capital.

Management Fees:              Deeply subordinated to GE Capital.

Credit Enhancement Fees:      Deeply subordinated to GE Capital.

                                    EXHIBIT B

                                LOAN APPLICATION

                                 [see attached]

                                      LOAN
                                   APPLICATION
                                     PROCESS

                                                GE COMMERICAL FINANCE

                                                FRANCHISE FINANCE

                                                IMAGINATION AT WORK [GE LOGO]

[GE LOGO] GE FRANCHISE FINANCE                                      LOAN PROCESS

Welcome to GE Franchise Finance. All of us at GE thank you for choosing us as your lending partner.



We want you to know that we will process and service your loan with the same level and enthusiasm with which we won your business. Our objective is to approve and fund your loan as quickly as possible. To do this, we need your help and cooperation.

                                PROCESS OVERVIEW

                                                                     Approx 15 - 20 business            Approx 15 - 45 business
                                                                     days after receipt of              days after approval
                                                                     complete package                   (depending on the type of
                                                                                                        transaction)

      PRE-APPLICATION                  APPLICATION                         DEAL REVIEW                     CLOSING/FUNDING
- Identify Site               - Application Materials                - GEFF Review application to        - Loan Documents Issued
                                (See Loan Application Checklist        determine if complete
- Gather Information            on the next page and/or proposal                                         - Promissory Note
  (See Loan Application         for a complete list of items         - Customer contact:                 - Security Agreement
  Checklist)                    required)                              introduction/questions            - Landlord Waiver/
                                                                       and answers regarding deal.         Estoppel (if applicable)
- Contact GE Account Rep      - Complete Application                   May request additional            - Title/Survey (RE only)
  for a Financing Proposal                                             information at this time          - Mortgage doc's (RE only)
                              - Submit required items/documents        if necessary                      - Environmental (RE only)
                                with signed Financing Proposal                                           - Signed Lease Agreement
                                to GEFF                              - Transaction reviewed by           - UCC Searches
                                                                       GEFF Risk Department
                                                                                                         - Loan Documents Executed
                                                                     - Credit decision
                                                                                                         - Initial Funding

[GE LOGO] GE FRANCHISE FINANCE                        LOAN APPLICATION CHECKLIST

To ensure GE Franchise Finance provides a credit decision in a timely fashion please carefully follow all instructions throughout the application package and Financing Proposal letter. Completed application packages must include the following items listed under the Application Materials section. If any of the following items are missing, the application will be deemed incomplete and will not be processed until all the required items are submitted to GE Franchise Finance.

                                                                      Included with   Previously
Application Materials:                                                    Package     Submitted     Comments
----------------------                                                -------------   ----------    --------
Signed Financing Proposal with Deposit Check
Completed Business Loan Application Form
Business Financial Statements for existing operations:
   - Last 2 years fiscal year end financial statements
     (units & corporate)
   - Year-to-date financial statements w/comparable prior year
     (units & corp.)
   - Last 2 years financial statements for all affiliated
     companies & properties (if your ownership exceeds 50%
     in those entities)

Authorization to Release Information, signed by each guarantor
  (included in application)

Personal Financial Statement for each guarantor (included in application)
Pro-forma Income Statement for 1st year [illegible]

Information Required for Acquisitions
-------------------------------------
Letter of Intent or Purchase and Sale Agreement
Business Financial Statements for operations being refinance or acquired
   - Last 2 years fiscal year end financial statements
     (unit level) as available
   - Year-to-date financial statements w/comparable prior
     year (unit level) as available


Information Not Required to Begin Underwriting but Prior to Approval
--------------------------------------------------------------------
Last 2 years Personnel Tax Returns for the guarantors (including schedules, attachments and K1's) Must be a signed copy
Copy of leases on the locations being financed as available
Owner's background/resume/biography (for new customers)
Site Information and Demographics (for new locations only)
Other Items as requested in the Financing Proposal
Include income statements and balance sheets. If financial
  statements are not audited or reviewed please provide last two years tax returns, must be signed.



* Include income statements and balance sheets. If financial statements are not audited or reviewed, please provide last two years tax returns, must be signed.

[GE LOGO]

GE FRANCHISE FINANCE

                                                       BUSINESS LOAN APPLICATION

                               CREDIT APPLICATION

Note: Please print or type all information. Use additional sheets if necessary.

Borrower's Name (Exact Legal Business Name) ____________________________________

Mailing Address ________________________________________________________________

City _____________________ State _____________________ Zip _____________________

Telephone ( ) _____________ Mobile Phone ( ) _____________ Fax ( ) _____________

E-Mail Address _________________ Number of stores operated _____________________

Entity Type (circle one): Sub-S  C-Corp  LLC  Partnership  Sole Proprietor
Other____

                                    OWNERSHIP STRUCTURE

                                          Guarantor
                              Ownership %   [Y/N]

1. Name    ___________________ _________ ( ) Y ( ) N Telephone ( ) _____________

   Address _____________________________             Social Security # _________

2. Name    ___________________ _________ ( ) Y ( ) N Telephone ( ) _____________

   Address _____________________________             Social Security # _________

3. Name    ___________________ _________ ( ) Y ( ) N Telephone ( ) _____________

   Address _____________________________             Social Security # _________

4. Name    ___________________ _________ ( ) Y ( ) N Telephone ( ) _____________

   Address _____________________________             Social Security # _________

Do any of the aforementioned owners have an ownership interest in other companies?*
(If yes, please provide name(s) of those companies.)

Owner #:             Name(s) of companies:

1. [ ] Yes [ ] No    ___________________________________________________________

2. [ ] Yes [ ] No    ___________________________________________________________

3. [ ] Yes [ ] No    ___________________________________________________________

4. [ ] Yes [ ] No    ___________________________________________________________

*The Patriot Act of 2001, requires lenders such as GE Franchise Finance to understand completely the people and entities to which they lend money. As part of this, GE must exercise adequate due diligence on the borrowing entity, guarantors and any companies affiliated with the borrowing entity or guarantors.

             OUTLINE OF LOAN REQUEST - FOR ACQUISITION/REFINANCING

* If this information has previously been provided please proceed to the Authorization to Release.

For new store development, please proceed to the next page.

                                                                                          OTHER (NON-FINANCABLE COSTS,
REAL ESTATE                                                                                 UNLESS OTHERWISE NOTED)

Number of Fee* Sites being purchased/refinanced                 ________________         Working Capital                 ___________

Number of Ground Lease** Sites being purchased/refinanced       ________________         Training Expenses               ___________

Purchase amount of Real Estate (Fee Sites + Ground Lease Sites) ________________         Deposits                        ___________

FURNITURE, FIXTURES & EQUIPMENT                                                          Legal Expenses                  ___________

Total number of Sites being purchased/refinanced                ________________         Closing Costs                   ___________

Franchise Fees/Transfer Fees                                    ________________         Total Acquisition/
                                                                                         Refinance Amount:               ___________
Purchase amount of FF&E and Business Value                      ________________

Total (Franchise Fee's + Purchase amount of FF&E and
Business Value)                                                 ________________

* The company will own land, building and equipment at these locations

** The company will own building and equipment at these locations

                            LOAN/EQUITY INFORMATION

                                                                        Equity Source          Amount
                                                                        -------------          ------
Loan Amount - Real Estate                _______________        Name:  _______________      _______________

Loan Amount - Equipment                  _______________        Name:  _______________      _______________

Equity                                   _______________        Name:  _______________      _______________

Soft Costs/Non-Financable Costs          _______________        Name:  _______________      _______________

                                SITE INFORMATION

PLEASE PROVIDE ADDRESSES AND STORE OPENING DATES OF ALL RESTAURANTS BEING ACQUIRED/REFINANCED: IF YOU HAVE MORE THAN 9 LOCATIONS, PLEASE ATTACH A FULL LIST OF THE ADDRESSES, PROPERTY TYPES AND STORE OPENING DATES ON A SEPARATE PIECE OF PAPER.

                                          Property Type
                                           (Fee, Ground
   Address of location(s):              Lease, FF&E only)            Store opening date
   ------------------------             -----------------            ------------------
1.____________________________          __________________        ________________________

2.____________________________          __________________        ________________________

3.____________________________          __________________        ________________________

4.____________________________          __________________        ________________________

5.____________________________          __________________        ________________________

6.____________________________          __________________        ________________________

7.____________________________          __________________        ________________________

8.____________________________          __________________        ________________________

9.____________________________          __________________        ________________________

              OUTLINE OF LOAN REQUEST - FOR NEW STORE DEVELOPMENT

                              CAPITAL EXPENDITURE BUDGET

                                                                OTHER: (NON-FINANCABLE COSTS,
REAL ESTATE                            BUDGETED AMOUNT             UNLESS OTHERWISE NOTED)         BUDGETED AMOUNT
-----------                            ---------------          -----------------------------      ---------------
Land                                   ________________         Working Capital                    ________________

Building                               ________________         Training Expenses                  ________________

Site Work                              ________________         Deposits                           ________________

Architectural/Engineering/Permitting   ________________         Legal Expenses                     ________________

Other: ______________________________  ________________         Closing Costs                      ________________

Total                                  ________________         Other: ______________________      ________________

                                                                Total Project Cost:                ________________

FURNITURE, FIXTURES & EQUIPMENT
-------------------------------
Franchise Fee                            ________________

POS                                      ________________

Signage                                  ________________

Equipment                                ________________

Smallwares                               ________________

Business License                         ________________

Other: ____________                      ________________

Total                                    ________________

                            LOAN/EQUITY INFORMATION

       Loan Information                                      Equity Source              Amount
       ----------------                                      -------------              ------
Loan Amount - Real Estate           _____________     Name: __________________     ________________

Loan Amount - Equipment             _____________     Name: __________________     ________________

Equity                              _____________     Name: __________________     ________________

Soft Costs/Non-Financable Costs     _____________     Name: __________________     ________________

                                SITE INFORMATION

If you have information from third party sources, i.e. realtor, etc. please include with the application and skip this section.

Address of location(s):

GENERATORS

How does the location generate sales?

For example: lunchtime office workers, drive home from work, schools, catering, shopping center/strip mall.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

[GE LOGO]

GE FRANCHISE FINANCE

                      AUTHORIZATION TO RELEASE INFORMATION

      ______________________ ("Applicant") has applied to GE Capital Franchise Finance Corporation ("GE") for equipment and/or real estate financing.

      As such, each of the undersigned (each, a "Principal" and collectively, the "Principals") hereby authorizes its bank(s), creditor(s) and supplier(s) to release to GE all information requested by GE regarding any depository, loan and/or other credit account of the Principals, the Applicant and/or its affiliates including, without limitation, financial information. This Authorization to Release Information shall also serve as an authorization for GE to obtain a personal credit report on each Principal and business credit reports on the Applicant and its affiliates. The following is a listing of all of applicable affiliates of the Applicant (please print legal name and any dba):

      ________________________________          ________________________________

      ________________________________          ________________________________

      Additionally, during the term of any loan from GE to Applicant, including any extensions or renewals thereof, the undersigned hereby authorizes GE to obtain from the Applicant's franchisor any information, including without limitation, financial information and information regarding the status of the franchise agreement(s) between Applicant and its franchisor.

      Each Principal releases its bank(s), creditor(s), supplier(s) and franchisor from any and all liability with respect to the release of any such information requested hereunder.

      A facsimile signature of this Authorization to Release Information shall be deemed an original signature.

      By: _______________________________      Date: ___________________________

      Printed Name: _____________________

      By: _______________________________      Date: ___________________________

      Printed Name: _____________________

[GE LOGO]

GE FRANCHISE FINANCE

                                  CONFIDENTIAL
                               FINANCIAL STATEMENT
                             AS OF: _______________
                                        DATE

    If you have a personal financial statement already prepared, please sign this form and attach your existing statement.

                                  [ILLEGIBLE]


                          [SCHEDULES ON REVERSE SIDE]

SCHEDULES


                                  [ILLEGIBLE]

              For Existing Operations and/or stores being purchased

      Lease Schedule Summary [Please list all capital lease amounts below]

                 Type (Ground Lease Lease Inception  Original  Renewal  If Yes, when does   Monthly Lease      Purchase
Collateral Store   or Leasehold)         Date       Lease Term Option  final option expires    Payment       Option (Y/N)
---------------- ------------------ --------------- ---------- ------- -------------------- -------------    ------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No
--------------------------------------------------------------------------------------------------------------------------------
                                                               Yes No

      Debt Schedule Summary (Please include any subordinated debt, shareholder loans, intercompany notes and operating leases)

                      Type                                                Original
Collateral Store  [ILLEGIBLE]  Lender   Original Amount  Original Term   Amortization  Commencement Date  Payment  Interest Rate
----------------  -----------  ------   ---------------  -------------  -------------  -----------------  -------  ---------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SOLUTIONS

         FOR YOUR BUSINESS NEEDS.

         -        REFINANCE              [PICTURE] UNRIVALED ACCESS TO CAPITAL

         -        ACQUISITION            [PICTURE] EASE OF USE

         -        NEW CONSTRUCTION       [PICTURE] FLEXIBILITY

         -        REIMAGE

[GE LOGO] GE FRANCHISE FINANCE

GE FRANCHISE FINANCE                                               DECISION DATE

Thank you for giving GE Franchise Franchise the opportunity to earn your business. Please sign this page to complete your application.

In the Loan Application Package, please review the checklist of items required from you, which will enable us to underwrite your transaction. With that in mind, please provide us with the date that you need a final credit decision from GE in the space below.

PLEASE NOTE THAT THE PROCESSING AND DECISION ON YOUR LOAN PACKAGE COULD BE DELAYED UNLESS ALL OF THE ITEMS DETAILED IN THE LOAN APPLICATION CHECKLIST ARE PROVIDED TO GE.

With your cooperation, we will work hard to fulfill your expectations!

                       /        /2004                                /     /2004
-------------------------------------    ---------------------------------------
Your Desired Decision Date                        Your Signature & Date

We will notify you by phone of the credit decision as soon as it is reached. If you would like someone else to receive the credit decision, please indicate that individual's name & contact number here.

Name: ____________________________       Tel: _____________________________

                                    EXHIBIT C

                           PROGRAM AGREEMENT ADDENDUM
                         "STORE FINANCING PROGRAM" - US

      ADDENDUM to that certain Program Support Agreement ("Agreement") between O'Charley's Inc. (O'Charley's), and GE Capital Franchise Finance Corporation (GE Capital) dated _______________________, 2004.

      O'Charley's and GE Capital agree that the following loan shall be covered by the provisions of the Agreement:

Primary Contact: _______________________________________________________________

Borrower Name: _________________________________________________________________

Borrower Address: ______________________________________________________________
                  ______________________________________________________________

Telephone Number: ______________________________________________________________

Fax: ___________________________________________________________________________

Email: _________________________________________________________________________

Federal Tax ID Number: _________________________________________________________

Guarantors: ____________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Guarantors: ____________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Guarantors: ____________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Guarantors: ____________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Location (O'Charley's store number(s)): ________________________________

Address of collateral unit:

      Street: _____________________________________________
      City: _______________________________________________
      State: ______________________________________________
      Zip Code: ___________________________________________

_____ Store to be constructed _____ Existing store

Mortgage Loan Amount: $________________________________________

Mortgage Loan Term: ___ months

Equipment Loan Amount: $_______________________________________

Equipment Loan Term: ___ months

O'CHARLEY'S INC.                             GE CAPITAL FRANCHISE
                                             FINANCE CORPORATION

By: ____________________________             By: _______________________________
Name: __________________________             Name: _____________________________
Title: _________________________             Title: ____________________________

                                        2